This Note has not been registered under the Securities Act of 1933 (the "Securities Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note.

PRIVATE

                         IRON EAGLE GROUP, INC.
March 8, 2011                                             $30,000.00
                          10% PROMISSORY NOTE

Loan. In consideration of the loan by Jed M. Sabio, a resident of New York, ("Holder") in the principal amount of $30,000 (the "Loan"), Iron Eagle Group, Inc. a Delaware Corporation (the "Company" or "Borrower") for value received, hereby promises to pay to Holder the principal sum of Thirty Thousand ($30,000.00) Dollars.

Payment. Principal and Interest shall be due and payable to the Holder upon the Company receiving at least $75,000 of funding ("Initial
Funding"). Interest of Ten Percent (10.0%) shall start accruing on April 1, 2011. The Payment shall be made to the Holder by wire transfer or check.

Term. The note will have an initial term of 90 days and be renewable automatically for additional 30 day periods unless the note is called by the Holder in writing.

Default. In the event that the note is not paid back in its entirety within 90 days and it is not extended by the Holder, the Borrower will be given 30 days to cure. In the event there is no cure, the Borrower will issue the Holder One Hundred Thousand (100,000) shares of the Company within five (5) business days as a penalty. All rights, principal, interest, and fees shall continue to accrue.

Borrower waives presentment for the payment, notice of dishonor, protest and notice of protest of this.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any right of such holder, nor shall any delay, omission or waiver on nay one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

This Note shall be binding upon the undersigned and its successors and assigns. Any notice, demand or communication in respect of this Note shall be validly given, or made on, the undersigned if in writing and delivered or sent by registered mail, postage prepaid, addressed to the undersigned at the address set forth above or any subsequent business address of the undersigned.

If any term or provision of this Note or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Note shall be valid and be enforced to the fullest extent permitted by law.

This Agreement may not be modifies, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by his agent duly authorized in writing or as otherwise expressly permitted herein. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

This Agreement shall be governed by the Laws of the State of New York.

Holder and the Company expressly acknowledge that this Note is a binding agreement.

WHEREFORE, the parties have executed this Agreement as of the date first written above.

AGREED:

By: /s/Jed M. Sabio                By: /s/Jason Shapiro
    -----------------------            ------------------------
    Jed M. Sabio                       Jason Shapiro, CEO
      As an Individual                 Iron Eagle Group, Inc.